SUMMARY PROSPECTUS
TREMX
March 1, 2016

T. Rowe Price Emerging Europe Fund
A fund seeking long-term growth of capital through investments in common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2016, and Statement of Additional Information, dated March 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.04%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.72%

Total annual fund operating expenses	1.76%

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$179	$554	$954	$2,073

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the

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most recent fiscal year, the fund’s portfolio turnover rate was 63.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. For purposes of determining whether the fund invests at least 80% in emerging European companies, the fund relies on the country assigned to a security by MSCI, Inc. or another unaffiliated data provider. The fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted towards the fund’s 80% policy. The fund relies on MSCI, Inc. to determine which countries are considered emerging markets, and the fund expects to primarily invest in common stocks of companies located (or with primary operations) in the emerging market countries listed below (others may be added):

• Primary Emphasis: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Russia, Turkey, and Ukraine.

• Others: Bulgaria, Croatia, Estonia, Georgia, Latvia, Lithuania, Romania, Slovakia, and Slovenia.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Summary	3

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market, or because of factors that affect a particular company or industry.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risk The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Frontier markets, considered by the fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

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Geographic concentration risk Because the fund concentrates its investments in a particular geographic region, the fund’s performance is closely tied to the social, political, and economic conditions within that region. Political developments and changes in regulatory, tax, or economic policy in particular countries within the region could significantly affect the markets in those countries as well as the entire region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

The European financial markets have been experiencing increased volatility due to concerns over rising government debt levels of several European countries, and these events may continue to significantly affect both developed and emerging countries throughout Europe. Emerging European countries continue to be susceptible to political turmoil as their economies continue to develop. In addition, the fund typically invests a large portion of its assets in companies located or with primary operations in Russia. The fund’s heavy exposure to one country subjects the fund to a higher degree of risk, in comparison to similar regional funds investing across emerging Europe, that adverse developments in a single country will have a significant impact on its performance. The Russian economy is susceptible to declines in the production and sales of oil, government intervention, and corruption. Investing in Russia also involves risks relating to the settlement and ownership rights associated with holding Russian securities and the threat that sanctions could significantly impact the Russian economy.

In response to political and military actions undertaken by Russia, the U.S. and the European Union have instituted various sanctions against Russia. These sanctions and the threat of additional sanctions could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The U.S. or others could impose broader sanctions targeting specific Russian issuers or sectors of the Russian economy that could prohibit the fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or any retaliatory action by Russian could require the fund to freeze its existing investments in Russian companies. This could prohibit the fund from selling or transacting in these investments and potentially impact the fund’s liquidity. Since the fund has significant exposure to Russian securities, these geopolitical actions could impair the fund’s ability to invest in accordance with its investment program.

Nondiversification risk As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Summary	5

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared to other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Banking industry risk To the extent the fund invests in banking companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in emerging markets may be ineffective and underdeveloped relative to more mature markets. In particular for emerging markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Market capitalization risk Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indications of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of other comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Emerging Europe Fund
Returns before taxes	-10.08%	-12.85%	-4.53%
Returns after taxes on distributions	-10.27	-12.86	-4.88
Returns after taxes on distributions
and sale of fund shares	-5.21	-8.81	-2.59
MSCI Emerging Markets Europe Index (reflects no deduction for fees, expenses, or taxes)	-14.18	-11.03	-3.60
Lipper Emerging Markets Funds Average	-14.08	-4.63	3.26

Summary	7

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ulle Adamson	Chairman of Investment Advisory Committee	2015	2002

Purchase and Sale of Fund Shares

The fund requires a $1,000 minimum initial investment and a $100 minimum subsequent investment for individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts. For all other accounts, the fund generally requires a $2,500 minimum initial investment and a $100 minimum subsequent investment. The investment minimums may be modified for financial intermediaries that submit orders on behalf of their customers.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F131-045 3/1/16